Exhibit 99.1

Intercontinental Exchange Reports Strong Third Quarter 2024

• Record 3Q24 net revenues of $2.3 billion, +17% y/y

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said, "We are pleased to report our third quarter results that extend our track record of revenue and earnings per share growth. Our customers continue to rely on our mission-critical data and technology to manage their risk and capture workflow efficiencies amid a dynamic macroeconomic environment. As we look to the balance of the year and beyond, our focus remains on capitalizing on our world class technology, innovative culture and operating expertise to better serve our customers and create value for our stockholders.”

• 3Q24 GAAP diluted earnings per share (EPS) of $1.14, +19% y/y

• 3Q24 adj. diluted EPS of $1.55, +6% y/y

• Record 3Q24 operating income of $1.1 billion, +31% y/y; record adj. operating income of $1.4 billion, +17% y/y

• 3Q24 operating margin of 47%; adj. operating margin of 59%

ATLANTA & NEW YORK, October 31, 2024 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the third quarter of 2024. For the quarter ended September 30, 2024, consolidated net income attributable to ICE was $657 million on $2.3 billion of consolidated revenues, less transaction-based expenses. Third quarter GAAP diluted EPS were $1.14. Adjusted net income attributable to ICE was $894 million in the third quarter and adjusted diluted EPS were $1.55. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "Our record third quarter revenue and operating income reflect the power of our balanced and diverse business model, which through an array of macroeconomic environments, continues to deliver consistent and compounding growth. Combined with our strong cash flows, we continue to make progress executing on our deleveraging plan while also investing in future growth."

Third Quarter 2024 Business Highlights

Third quarter consolidated net revenues were $2.3 billion including exchange net revenues of $1.3 billion, fixed income and data services revenues of $586 million and mortgage technology revenues of $509 million. Consolidated operating expenses were $1.2 billion for the third quarter of 2024. On an adjusted basis, consolidated operating expenses were $960 million. Consolidated operating income for the third quarter was $1.1 billion, and the operating margin was 47%. On an adjusted basis, consolidated operating income for the third quarter was $1.4 billion, and the adjusted operating margin was 59%.

$ (in millions)	Net Revenues	Op Margin	Adj Op Margin

	3Q24
Exchanges	$1,254	76%	75%
Fixed Income and Data Services	$586	36%	45%
Mortgage Technology	$509	(11)%	35%
Consolidated	$2,349	47%	59%

	3Q24	3Q23	% Chg
Recurring Revenues	$1,212	$1,031	18%
Transaction Revenues, net	$1,137	$972	17%

Exchanges Segment Results

Third quarter exchange net revenues were $1.3 billion. Exchange operating expenses were $307 million and on an adjusted basis, were $309 million in the third quarter. Segment operating income for the third quarter was $947 million, and the operating margin was 76%. On an adjusted basis, operating income was $945 million, and the adjusted operating margin was 75%.

$ (in millions)	3Q24	3Q23	% Chg	Const Curr(1)
Revenues, net:
Energy	$473	$384	23%	23%
Ags and Metals	60	61	(3)%	(3)%
Financials(2)	141	112	26%	23%
Cash Equities and Equity Options, net	107	93	15%	15%
OTC and Other(3)	109	104	5%	5%
Data and Connectivity Services	242	236	3%	3%
Listings	122	124	(1)%	(1)%
Segment Revenues	$1,254	$1,114	13%	12%

Recurring Revenues	$364	$360	1%	1%
Transaction Revenues, net	$890	$754	18%	17%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 3Q23, 1.2660 and 1.0881, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other includes net interest income and fees on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

Third quarter fixed income and data services revenues were $586 million. Fixed income and data services operating expenses were $376 million, and adjusted operating expenses were $323 million in the third quarter. Segment operating income for the third quarter was $210 million, and the operating margin was 36%. On an adjusted basis, operating income was $263 million, and the adjusted operating margin was 45%.

$ (in millions)	3Q24	3Q23	% Chg	Const Curr(1)
Revenues:
Fixed Income Execution	$28	$29	(2)%	(2)%
CDS Clearing	97	94	3%	3%
Fixed Income Data and Analytics	295	279	6%	6%
Other Data and Network Services	166	157	6%	5%
Segment Revenues	$586	$559	5%	5%

Recurring Revenues	$461	$436	6%	6%
Transaction Revenues	$125	$123	2%	2%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 3Q23, 1.2660 and 1.0881, respectively.

Mortgage Technology Segment Results

Third quarter mortgage technology revenues were $509 million. Mortgage technology operating expenses were $563 million, and adjusted operating expenses were $328 million in the third quarter. Segment operating loss for the third quarter was $54 million, and the operating margin was (11)%. On an adjusted basis, operating income was $181 million, and the adjusted operating margin was 35%.

$ (in millions)	3Q24	3Q23	% Chg
Revenues:
Origination Technology	$182	$172	6%
Closing Solutions	54	48	12%
Servicing Software	209	69	n/a
Data and Analytics	64	41	55%
Segment Revenues	$509	$330	54%

Recurring Revenues	$387	$235	64%
Transaction Revenues	$122	$95	29%

Other Matters

•	Operating cash flow through the third quarter of 2024 was $3.1 billion and adjusted free cash flow was $2.6 billion.

•	Unrestricted cash was $755 million and outstanding debt was $21.2 billion as of September 30, 2024.

•	Through the third quarter of 2024, ICE paid $780 million in dividends.

Updated Financial Guidance

•	ICE's fourth quarter 2024 GAAP operating expenses are expected to be in a range of $1.23 billion to $1.24 billion. Adjusted operating expenses(1) are expected to be in a range of $977 million to $987 million.

•	ICE's fourth quarter 2024 GAAP and adjusted non-operating expense(2) are both expected to be in the range of $180 million to $185 million.

•	ICE's diluted share count for the fourth quarter is expected to be in the range of 574 million to 580 million weighted average shares outstanding.

•	ICE's full year 2024 capital expenditures are now expected to be in a range of $700 million to $740 million.

(1) 4Q 2024 non-GAAP operating expenses exclude amortization of acquisition-related intangibles, duplicate rent expenses, and Black Knight integration costs.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees.

Earnings Conference Call Information

ICE will hold a conference call today, October 31, 2024, at 8:30 a.m. ET to review its third quarter 2024 financial results. A live audio webcast of the earnings call will be available on the company's website at www.ice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 929-526-1599 from outside of the United States. Telephone participants are required to provide the participant entry number 821839 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the fourth quarter 2024 earnings has been scheduled for February 6th, 2025 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Nine Months Ended September 30,		Three Months Ended September 30,
Revenues:	2024	2023	2024	2023
Exchanges	$5,498	$4,754	$1,938	$1,540
Fixed income and data services	1,719	1,668	586	559
Mortgage technology	1,514	815	509	330
Total revenues	8,731	7,237	3,033	2,429
Transaction-based expenses:
Section 31 fees	437	231	232	56
Cash liquidity payments, routing and clearing	1,338	1,219	452	370
Total revenues, less transaction-based expenses	6,956	5,787	2,349	2,003

Operating expenses:
Compensation and benefits	1,422	1,103	487	400
Professional services	114	88	40	31
Acquisition-related transaction and integration costs	88	201	37	155
Technology and communication	631	529	212	184
Rent and occupancy	89	65	30	20
Selling, general and administrative	232	196	54	59
Depreciation and amortization	1,148	836	386	309
Total operating expenses	3,724	3,018	1,246	1,158
Operating income	3,232	2,769	1,103	845
Other income/(expense):
Interest income	105	287	39	94
Interest expense	(697)	(557)	(223)	(206)
Other income/(expense), net	83	(121)	(21)	(51)
Total other income/(expense), net	(509)	(391)	(205)	(163)
Income before income tax expense	2,723	2,378	898	682
Income tax expense	630	330	227	123
Net income	$2,093	$2,048	$671	$559
Net income attributable to non-controlling interest	(37)	(53)	(14)	(18)
Net income attributable to Intercontinental Exchange, Inc.	$2,056	$1,995	$657	$541

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$3.59	$3.56	$1.15	$0.96
Diluted	$3.57	$3.55	$1.14	$0.96
Weighted average common shares outstanding:
Basic	573	561	574	563
Diluted	576	562	577	565

Consolidated Balance Sheets

(In millions)

	As of
	September 30, 2024	As of
	(Unaudited)	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$755	$899
Short-term restricted cash and cash equivalents	1,243	531
Short-term restricted investments	500	680
Cash and cash equivalent margin deposits and guaranty funds	78,774	78,980
Invested deposits, delivery contracts receivable and unsettled variation margin	1,119	1,814
Customer accounts receivable, net	1,565	1,366
Prepaid expenses and other current assets	739	703
Total current assets	84,695	84,973
Property and equipment, net	2,029	1,923
Other non-current assets:
Goodwill	30,598	30,553
Other intangible assets, net	16,573	17,317
Long-term restricted cash and cash equivalents	370	340
Other non-current assets	936	978
Total other non-current assets	48,477	49,188
Total assets	$135,201	$136,084

Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$1,045	$1,003
Section 31 fees payable	76	79
Accrued salaries and benefits	353	459
Deferred revenue	375	200
Short-term debt	2,619	1,954
Margin deposits and guaranty funds	78,774	78,980
Invested deposits, delivery contracts payable and unsettled variation margin	1,119	1,814
Other current liabilities	201	137
Total current liabilities	84,562	84,626
Non-current liabilities:
Non-current deferred tax liability, net	3,855	4,080
Long-term debt	18,581	20,659
Accrued employee benefits	178	193
Non-current operating lease liability	318	299
Other non-current liabilities	434	441
Total non-current liabilities	23,366	25,672
Total liabilities	107,928	110,298

Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	6
Treasury stock, at cost	(6,381)	(6,304)
Additional paid-in capital	16,226	15,953
Retained earnings	17,632	16,356
Accumulated other comprehensive loss	(251)	(294)
Total Intercontinental Exchange, Inc. stockholders’ equity	27,233	25,717
Non-controlling interest in consolidated subsidiaries	40	69
Total equity	27,273	25,786
Total liabilities and equity	$135,201	$136,084

Non-GAAP Financial Measures and Reconciliation
We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023	2024	2023	2024	2023
Total revenues, less transaction-based expenses	$3,723	$3,304	$1,719	$1,668	$1,514	$815	$6,956	$5,787
Operating expenses	989	944	1,087	1,057	1,648	1,017	3,724	3,018
Less: Amortization of acquisition-related intangibles	51	49	114	127	593	316	758	492
Less: Transaction and integration costs	—	—	—	—	88	201	88	201
Less: Regulatory matter	—	11	10	—	—	—	10	11
Less: Other	11	6	20	—	—	—	31	6
Adjusted operating expenses	$927	$878	$943	$930	$967	$500	$2,837	$2,308
Operating income/(loss)	$2,734	$2,360	$632	$611	$(134)	$(202)	$3,232	$2,769
Adjusted operating income	$2,796	$2,426	$776	$738	$547	$315	$4,119	$3,479
Operating margin	73%	71%	37%	37%	(9)%	(25)%	46%	48%
Adjusted operating margin	75%	73%	45%	44%	36%	39%	59%	60%

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,
	2024	2023	2024	2023	2024	2023	2024	2023
Total revenues, less transaction-based expenses	$1,254	$1,114	$586	$559	$509	$330	$2,349	$2,003
Operating expenses	307	313	376	358	563	487	1,246	1,158
Less: Amortization of acquisition-related intangibles	17	16	37	42	198	133	252	191
Less: Transaction and integration costs	—	—	—	—	37	155	37	155
Less: Regulatory matter	—	—	10	—	—	—	10	—
Less/(Add): Other	(19)	—	6	—	—	—	(13)	—
Adjusted operating expenses	$309	$297	$323	$316	$328	$199	$960	$812
Operating income/(loss)	$947	$801	$210	$201	$(54)	$(157)	$1,103	$845
Adjusted operating income	$945	$817	$263	$243	$181	$131	$1,389	$1,191
Operating margin	76%	72%	36%	36%	(11)%	(48)%	47%	42%
Adjusted operating margin	75%	73%	45%	44%	35%	39%	59%	59%

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net income attributable to ICE common stockholders	$2,056	$1,995
Add: Amortization of acquisition-related intangibles	758	492
Add: Transaction and integration costs	88	201
(Less)/Add: Litigation and regulatory matters	(150)	11
Add: Net losses from unconsolidated investees	63	91
Add: Loss on sale and fair value adjustments of equity investments and dividends received	1	7
Less: Net interest income on pre-acquisition-related debt	—	(12)
Add: Other	31	22
Less: Income tax effect for the above items	(199)	(178)
Less: Deferred tax adjustments on acquisition-related intangibles	(26)	(131)
Less: Other tax adjustments	—	(81)
Adjusted net income attributable to ICE common stockholders	$2,622	$2,417

Diluted earnings per share attributable to ICE common stockholders	$3.57	$3.55

Adjusted diluted earnings per share attributable to ICE common stockholders	$4.55	$4.30

Diluted weighted average common shares outstanding	576	562

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
Net income attributable to ICE common stockholders	$657	$541
Add: Amortization of acquisition-related intangibles	252	191
Add: Transaction and integration costs	37	155
Add: Regulatory matter	10	—
Add: Net losses from unconsolidated investees	18	26
(Less)/Add: Loss on sale and fair value adjustments of equity investments and dividends received	(2)	7
(Less)/Add: Other	(13)	16
Less: Income tax effect for the above items	(74)	(66)
Add/(Less): Deferred tax adjustments on acquisition-related intangibles	9	(46)

Adjusted net income attributable to ICE common stockholders	$894	$824

Diluted earnings per share attributable to ICE common stockholders	$1.14	$0.96

Adjusted diluted earnings per share attributable to ICE common stockholders	$1.55	$1.46

Diluted weighted average common shares outstanding	577	565

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net cash provided by operating activities	$3,103	$2,573
Less: Capital expenditures	(212)	(104)
Less: Capitalized software development costs	(264)	(222)
Free cash flow	2,627	2,247
Add: Section 31 fees, net	4	205
Adjusted free cash flow	$2,631	$2,452

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges – including the New York Stock Exchange – and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at http://www.intercontinentalexchange.com/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 8, 2024. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

ICE Media Contact:

Damon Leavell

+1 212 323 8587

damon.leavell@ice.com

media@ice.com